SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement      [_]   Confidential, For Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12

                                iSecureTrac Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:
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2)    Aggregate number of securities to which transaction applies:
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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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[_]   Fee paid previously with preliminary materials:
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[_]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:
      --------------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:
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      4)    Date Filed:
      --------------------------------------------------------------------------
                                iSecureTrac Corp.
                             5078 South 111th Street
                                 Omaha, NE 68137

                                  _______, 2006

Dear Stockholder:

      You are cordially invited to attend the annual meeting of Stockholders of iSecureTrac Corp., which will be held at Ironwood Golf and Country Club, 12627 Pacific Street, Omaha, Nebraska, on May 4, 2006, at 2:00 p.m. Your board of directors and management look forward to personally greeting those stockholders able to attend.

      At the annual meeting, the stockholders will be asked to:

      o Elect three (3) directors to serve until the 2007 annual meeting of stockholders;

      o Ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2006;

      o Approve an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of common stock from 150,000,000 to 75,000,000 shares;

      o     Approve the Company's 2006 Omnibus Equity Incentive Plan; and

      o Consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

      These matters are discussed in greater detail in the accompanying Proxy Statement.

      Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the annual meeting. You are requested to sign, date and mail the enclosed proxy promptly.

      A copy of the Annual Report for the year ended December 31, 2005, is enclosed for your information.

      We wish to thank our stockholders for their participation and support.

                                      Sincerely,

                                      /s/ Roger J. Kanne
                                      -------------------
                                      Roger J. Kanne
                                      Chairman
                                iSecureTrac Corp.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 4, 2006

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of iSecureTrac Corp. will be held at Ironwood Golf and Country Club, 12627 Pacific Street, Omaha, Nebraska on Thursday, May 4, 2006, at 2:00 p.m. Central time, for the following purposes:

      o     Elect  three  (3)  directors   until  the  2007  annual  meeting  of
            stockholders;

      o Ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2006;

      o Approve an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of common stock from 150,000,000 to 75,000,000 shares;

      o     Approve the Company's 2006 Omnibus Equity Incentive Plan; and

      o Consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

      A copy of the Annual Report for the year ended December 31, 2005, is enclosed for your information.

      Only stockholders of record as of the close of business on March 24, 2006, will be entitled to vote at the annual meeting and any adjournment(s) or postponement(s) thereof.

      All stockholders are cordially invited to attend the annual meeting. However, to assure your representation at the annual meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you decide to attend the annual meeting in person, you may withdraw your proxy at any time and vote in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS:

                                      /s/  David G. Vana
                                      ------------------
      Omaha, Nebraska                 David G. Vana
      ________, 2006                  Secretary


                                   YOUR VOTE IS IMPORTANT
                          YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                         RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE
                                iSecureTrac Corp.
                             5078 South 111th Street
                                 Omaha, NE 68137
                         ANNUAL MEETING OF STOCKHOLDERS
                              THURSDAY, MAY 4, 2006
                                 PROXY STATEMENT

      Our annual meeting of stockholders will be held on Thursday, May 4, 2006, at the Ironwood Golf and Country Club, 12627 Pacific Street, Omaha, Nebraska 68154, at 2:00 p.m. This Proxy Statement contains information about the matters to be considered at the annual meeting or any adjournment or postponement of the annual meeting. This Proxy Statement, the Notice of Annual Meeting of Stockholders and the proxy are first being sent to stockholders on or about April , 2006.

                    GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS BEING CONSIDERED AT THE ANNUAL MEETING?

      You will be voting to:

      o Elect three (3) directors to serve until the 2007 annual meeting of stockholders;

      o Ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2006;

      o Approve an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of common stock from 150,000,000 to 75,000,000 shares;

      o     Approve the Company's 2006 Omnibus Equity Incentive Plan; and

      o Consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

      We do not expect that any other matters will be acted on at the annual meeting.

      In addition, our management will report on our performance during calendar year 2005 and will address questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

      You may attend and vote at the annual meeting if you owned shares of our common stock as of the close of business on March 24, 2006 (the "Record Date").

HOW DO I VOTE?

      You can vote in two ways:

      o     By attending the annual meeting in person; or

      o By completing, signing and returning the enclosed proxy card which authorizes Thomas Wharton, Jr., our chief executive officer, to vote on your behalf at the annual meeting in accordance with your instructions.

      Even if you plan to attend the annual meeting in person, we urge you to complete, sign and return your proxy to ensure your vote is counted. If you attend the annual meeting, you can revoke your proxy at that time and vote in person.

WHAT VOTE IS REQUIRED?

      In order to have a quorum present at the annual meeting, a majority of the shares of our capital stock (consisting of common stock and our Series C Preferred Stock) that are outstanding and entitled to vote at the annual meeting must be represented in person or by proxy. If a quorum is not present, the annual meeting will be rescheduled for a later date. Shares represented by proxies delivered by nominee holders, whether they vote or not on the matters being considered at the annual meeting, will be counted for purposes of establishing a quorum at the annual meeting.

      The election of a director requires the affirmative vote of a plurality in voting power of the common shares present in person or represented by proxy at the annual meeting and entitled to vote. Consequently, votes withheld will have no effect on the election of directors.

      Except as otherwise required by law, for matters other than the election of directors, the holders of our Series C Preferred Stock vote together with the holders of shares of our common stock as a single class; provided that each share of Series C Preferred Stock is entitled to 11 votes on each such matter. As a result, the following votes are required for the other matters being voted on at the annual meeting.

      The ratification of the appointment of our independent auditors requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote. Accordingly, abstentions will have the same effect as a vote against ratification.

      The proposal to amend our Certificate of Incorporation to decrease the authorized shares of common stock requires the affirmative vote of the holders of a majority in voting power of total issued and outstanding shares of our capital stock and the affirmative vote of the holders of a majority in voting power of issued and outstanding shares of our common stock. Accordingly, abstentions and broker nonvotes will have the same effect as a vote against this proposal.

      The proposal to approve the Company's 2006 Omnibus Equity Incentive Plan requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions will have the same effect as a vote against this proposal. Broker nonvotes will not be considered shares entitled to vote with respect to the approval of our 2006 Omnibus Equity Incentive Plan and will not be counted as votes for or against this proposal.

CAN I CUMULATE MY VOTES FOR THE ELECTION OF DIRECTORS?

      No, each share of common stock is entitled to one vote on each matter to be voted on at the annual meeting. Stockholders do not have the right to cumulate votes in the election of directors.

CAN I CHANGE MY MIND AFTER I DELIVER MY PROXY?

      Yes, you may revoke your proxy at any time before the vote is taken at the annual meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the annual meeting, or (2) attending the annual meeting and voting in person.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

      Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR the appointment of McGladrey & Pullen, LLP as our independent auditors, FOR the amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of common stock from 150,000,000 to 75,000,000 shares and FOR the approval of our 2006 Omnibus Equity Incentive Plan.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

      It means that your shares are held in multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Atlas Stock Transfer Company and can be reached at (801) 266-7151.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

      It is important that you return your proxy so that your vote is counted at the annual meeting.

      If you hold your shares directly in your own name, they will not be voted unless you attend the annual meeting in person or provide us with your proxy.

      If your shares are held in "street name" with a brokerage firm, bank or other nominee holder, they may be voted by the nominee holder without specific instructions from you on certain routine matters, such as the election of directors and ratification of accountants. However, such nominee holders are generally not authorized to vote shares held in street name on nonroutine matters such as the proposal to amend our Certificate of Incorporation and approval of our 2006 Omnibus Equity Incentive Plan. If you do not submit a proxy, the nominee holder may only deliver a "broker nonvote" on the proposals to amend our Certificate of Incorporation and approval of our 2006 Omnibus Equity Incentive Plan.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

      The matters described in this Proxy Statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

WHO PAYS FOR THIS PROXY SOLICITATION?

      We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      As of the Record Date, there were 10,700,175 shares of our common stock issued and outstanding and entitled to vote at the annual meeting. The following table shows the number of shares of common stock beneficially owned as of the Record Date, by each person who we know beneficially owns more than 5% of the issued and outstanding shares of our common stock, each director and executive officer of the Company and the directors and executive officers as a group.

            STOCK OWNERSHIP

                                                         Common Stock
                                                         ------------
                                        Amount and Nature of
Name and Address of Beneficial Owner    Beneficial Ownership    Percent of Class
------------------------------------    --------------------    ----------------

Thomas E. Wharton Jr. (1)
5078 S. 111th Street
Omaha, NE  68137                                       300,571             2.74%

David G. Vana (2)
5078 S. 111th Street
Omaha, NE  68137                                       182,273             1.69%

Edward Sempek (3)
5078 S. 111th Street
Omaha, NE  68137                                       101,763                 *

David Sempek  (4)
5078 S. 111th Street
Omaha, NE  68137                                       102,062                 *

Todd Hansen (5)
5078 S. 111th Street
Omaha, NE  68137                                         7,875                 *

Joseph A. Ethridge
5949 Sherry Lane, Ste 1400
Dallas, TX  75225                                            0                 *

Roger Kanne (6)
5078 S. 111th Street
Omaha, NE  68137                                       840,781             7.77%

Robert W. Korba
5949 Sherry Lane, Ste 1400
Dallas, TX  75225                                            0                 *

Bruce Leadbetter
5949 Sherry Lane, Ste 1400
Dallas, TX  75225                                            0                 *

Ravi Nath (7)
5078 S. 111th Street
Omaha, NE  68137                                        14,901                 *

Goh Yong Siang
5949 Sherry Lane, Ste 1400
Dallas, TX  75225                                            0                 *

All Directors and Executive Officers
Officers as a Group (11 persons)  (8)                1,550,226            12.20%

Total Tech LLC (9)
Carroll, IA  51401                                   1,546,343            14.18%

Mykonos 6420, LP (10)
5949 Sherry Lane, Ste 1400
Dallas, TX  75225                                   14,256,244            57.12%

----------

*     Denotes less than 1% of class

** For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if that person has the right to acquire such shares within 60 days of the Record Date by the exercise of any stock option, convertible security or similar arrangement. Such rights held by a person are deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by such person, but shall not be deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by any other person. Additionally, for purposes of this table, a person or entity shall be deemed to be a beneficial owner of shares of common stock if such person or entity has or shares either investment or voting power with respect to such shares. Unless otherwise indicated, each listed shareholder has sole voting and investment power over the shares such shareholder beneficially owns and all such shares are owned directly.

(1) Includes 46,571 shares of common stock owned directly and fully vested options to acquire 254,000 shares of common stock at an exercise price of $2.30 per share.

(2) Includes 85,273 shares of common stock owned directly and fully vested options to acquire 97,000 shares of common stock at an exercise price of $2.30 per share.

(3) Includes 1,763 shares of common stock owned directly and fully vested options to acquire 100,000 shares of common stock at an exercise price of $2.30 per share.

(4) Includes 2,062 shares of common stock owned directly and fully vested options to acquire 100,000 shares of common stock at an exercise price of $2.30 per share.

(5) Consists of fully vested options to acquire 7,875 shares of common stock at an exercise price of $2.30 per share.

(6) Includes 644,935 shares of common stock owned directly, 78,835 shares of common stock owned by ET Video over which Mr. Kanne exercises investment and voting control, fully vested options to acquire 4,000 shares of common stock at an exercise price of $2.30 per share and fully vested warrants to acquire 113,011 shares of common stock from $3.50 to $3.92 per share.

(7) Includes 8,901 shares of common stock owned directly and fully vested options to acquire 6,000 shares of common stock at an exercise price of $2.30 per share.

(8) Includes 868,340 shares of common stock owned directly, fully vested options to acquire 568,875 shares of common stock at an exercise price of $2.30 per share and 113,011 fully vested warrants.

(9) The members of Total Tech, LLC are Dennis Anderson, Robert Badding, Mary Collison, Martin Halbur, Roger Kanne, Ronald Muhlbauer, and Patti Pietig. Mr. Kanne, a director, is a member of Total Tech, LLC, but does not exercise voting or dispositive control over the shares owned by Total Tech, LLC.

(10) Represents 4,782,609 shares of common stock issuable upon conversion of 1,000,000 shares of the Company's Series C 8% Cumulative Compounding Exchangeable Preferred Stock, 6,287,045 shares of common stock issuable upon exercise of warrants at $2.30 per share to be issued upon exchange of Preferred Stock and 3,186,590 shares of common stock issuable upon the exercise of warrants with exercise prices ranging from $2.30 to $16.50 per shares. Mykonos 6420, LP is a Texas limited partnership headquartered in Dallas, Texas. Robert Korba, Joseph Ethridge, Bruce Leadbetter and Gerneral Goh Yong Siang are employees of an affiliate of Mykonos 6420, LP. However, they do not exercise voting of dispositive control over the shares owned by Mykonos 6420, LP.

                            I. ELECTION OF DIRECTORS

      Our Board of Directors consists of seven directors, three of which are elected on an annual basis by the holders of our common stock. The directors elected at the annual meeting will hold office until their successors are elected and qualified at the next annual meeting of stockholders or their earlier resignation or removal. The Board of Directors has nominated Roger J. Kanne, Ravi Nath and Thomas E. Wharton, Jr. to serve as directors. Each nominee is a current director of the Company. No other nominations have been received. There are no arrangements or understandings pursuant to which any nominee was selected. Although we do not know of any reason why any of these nominees might not be able to serve, the Board of Directors will propose a substitute nominee if any nominee is not available to serve on the Board of Directors, and the proxy holder will vote in favor of such substitute nominees.

      The election of a director requires the affirmative vote of a plurality in voting power of the common shares present in person or represented by proxy at the annual meeting and entitled to vote. Consequently, votes withheld will have no effect on the election of directors.

      THE BOARD OF  DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE  "FOR"  EACH
NOMINEE.

      On June 27, 2005, we issued 1,000,000 shares of our Series C 8% Cumulative Compounding Exchangeable Preferred Stock, par value $.01 per share (the "Preferred Stock") and warrants to purchase 32,124,924 shares of our common stock, par value $.001 per share to Mykonos 6420 LP, a Texas limited partnership. ("Mykonos") As a result of this transaction, the makeup of our Board of Directors and the manner in which directors are elected changed so that:,

      o     the authorized number of directors increased from six to seven;

      o     three  of  our  existing   directors  resigned  from  the  Board  of
            Directors; and

      o Joseph A. Ethridge, Robert W. Korba, Bruce Leadbetter and General Goh Yong Siang.were appointed by Mykonos as new directors of the Company.

      As a result of these actions, the directors designated by Mykonos constitute a majority of our Board of Directors. As long as 50% of the shares of Preferred Stock issued to Mykonos remain outstanding, it has the right, voting separately as a class to the exclusion of the holders of our common stock, to elect a majority of the directors of the Company. In addition, the directors elected by Mykonos may only be removed and replaced by the affirmative vote of Mykonos.

      We anticipate Mykonos will appoint Messrs. Ethridge, Korba, Leadbetter and Siang for an additional one-year term at the annual meeting.

General Information About the Nominees

      Roger J. Kanne, age 65, has been a Director since October 1997 and currently serves as Chairman of the Board of Directors. Mr. Kanne also served as our Chief Financial Officer and Secretary from May 2000 to February 2001. Mr. Kanne is Chairman, President and CEO of Community Oil Company, a regional distributor of petroleum products, and has served in such capacity since 1972. He also serves as Vice President and Secretary of ET Company, a regional video distributor, and has held such position for the last 17 years.

      Ravi Nath, age 53, joined our Board of Directors in December 2001. Dr. Nath is the Jack and Joan McGraw Endowed Chair of the Department of Information Systems and Technology at Creighton University in Omaha. He assumed the Department chair in May of 1998 and became a tenured Professor at Creighton in 1998. From 1980 to 1998, Dr. Nath was a Professor of management information systems at the University of Memphis, receiving a tenure in 1985. Dr. Nath also currently serves as Executive Director of the Joe Ricketts Center in E-Commerce and as a Board member of the Applied Information Management Institute.

      Thomas E. Wharton Jr., age 44, joined our Board of Directors in December 2001. Mr. Wharton also serves as our President and Chief Executive Officer. Mr. Wharton has an 18-year career in financial management, business strategy development, and marketing for international and domestic companies. Mr. Wharton began his career at Bozell & Jacob's Poppe Tyson Advertising division in 1988, where he advanced to CFO & CIO in 1992. While CIO at Poppe Tyson, Mr. Wharton co-founded, managed, and obtained initial financing for Poppe's ad sales network, which also became a leading Internet advertising network, DoubleClick, Inc. (NASDAQ DCLK). Mr. Wharton co-founded Poppe Tyson Interactive, and was named President & Chief Operating Officer in 1996. Mr. Wharton's responsibilities included expanding operations into Europe, Asia, and South America, worldwide marketing strategies and global client expansion. He helped develop online strategies for IBM, Dow Chemical, Chase Bank, Priceline, Sony Playstation & Underground, Cadillac, Hong Kong Bank, Nikkei, DoubleClick, and various other startup and global clients.

General Information About the Proposed Mykonos Appointees

      Joseph A. Ethridge, age 63, has been the Senior Vice President - Finance and Treasurer of Sammons Enterprises, Inc., a holding company, since 1990. Prior to joining Sammons, Mr. Ethridge was a tax partner with Coopers & Lybrand, an accounting firm, from 1975 to 1990. Mr. Ethridge received a BBA in Accounting and an MBA in Finance and Real Estate from the University of North Texas.

      Robert W. Korba, age 61, has been the President and Chief Executive Officer of Sammons Enterprises, Inc., a holding company, since 1988. Prior to assuming his current position Mr. Korba served as Sammons General Counsel from 1983 to 1988 and Assistant General Counsel from 1973 to 1983. Prior to joining Sammons Mr. Korba served in the U.S. Army as a 1st Lieutenant in military intelligence. Mr. Korba earned a Bachelor of Arts and a Juris Doctorate from the University of Nebraska.

      Bruce Leadbetter, age 66, has been the Chief Executive Officer of Sponsor Investments, LLC, a private investment group, since 2003. Since 2001, Mr. Leadbetter has been a partner of Beta Capital Group, LLC, a private investment group and a partner of Aegis Services Company, LLC. From 2001 to 2003, Mr. Leadbetter served as a Member and Chairman of the Executive Committee of Patriot Air, LLC, a charter carrier. In May 2003, Patriot Air filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code and was subsequently liquidated in February 2004. Mr. Leadbetter is a member of the board of directors of Adam Aircraft Industries, Inc. and serves as a trustee of The Sammons Foundation and The Sammons Dallas Foundation.

      General Goh Yong Siang, age 53, has been a Vice President of Sponsor Investments, LLC, a private investment group, since 2003. Since 2001, General Goh has been a partner of Beta Capital Group, LLC, a private investment group. Prior to 2003, General Goh served as President of ST Engineering (USA), an engineering and technical group, from 1998 until 2000 and President of Patriot Air, LLC, a charter carrier, from 2001 to 2003. In May 2003, Patriot Air filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code and was subsequently liquidated in February 2004. Prior to joining ST Engineering (USA), General Goh served in the Singapore Air Force most recently as Chief of the Air Force. General Goh is a member of the board of directors of North American Technologies Group, Inc., a provider of structural composite products. General Goh received a BA from the National University of Singapore and attended the Advanced Management Program at Harvard and the Leaders in Administration Program at the Singapore Civil Service College.

The Board of Directors and its Committees

      Our Board of Directors conducts its business through meetings and actions taken by written consent in lieu of meetings. Other actions may be taken by committees established by the Board. The Company's independent directors normally meet in executive session at each regularly scheduled Board meeting. The Board of Directors held five meetings during 2005.

      Each of Messrs. Wharton, Kanne and Nath attended all meetings of the board and each committee on which they served in 2005. Messrs. Ethridge, Korba and Leadbetter, who joined the board on June 17, 2005, attended two meetings of the board in 2005 while General Goh, who joined the board on June 17, 2005, attended one.

      Our Board of Directors has established two standing committees: an Audit Committee and a Compensation Committee.

      The Audit Committee. The Audit Committee's primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our independent auditors, and monitoring our compliance with applicable legal and regulatory requirements. The Audit Committee performs the following functions:

      o Exercises sole authority to hire and dismiss our independent auditors;

      o Reviews the scope and results of the audit with our independent auditors;

      o Is responsible for required communication with the auditors in regards to the auditor's independence;

      o Reviews our quarterly and annual operating results with management and with our independent public accountants;

      o Considers the adequacy and implementation of our internal auditing, accounting and financial procedures;

      o     Pre-approves all services provided by independent auditors; and

      o Review and approve all transactions between the Company and any related parties.

      The Audit Committee consists of Joseph Ethridge, Roger Kanne and Ravi Nath. Messrs. Kanne and Nath are considered independent Directors within the meaning of the applicable rules of the Securities and Exchange Commission ("SEC"). Each member of the Audit Committee has a basic understanding of finance and accounting and is able to read and understand financial statements, and Mr. Ethridge has been determined to qualify as an "audit committee financial expert" under criteria specified by the SEC. Prior to June 27, 2005, the Audit Committee consisted of Ravi Nath and former director, Ronald Muhlbauer. The Audit Committee met four times during 2005 with Mr. Nath attending all meetings, Mr. Muhlbauer attending three and Mr. Ethridge attending one.

      The Compensation Committee. The Compensation Committee performs the following functions:

      o Reviews and fixes the compensation arrangements for officers and key employees; and

      o Grants stock options and makes restricted stock awards to eligible participants under our 2001 Omnibus Equity Incentive Plan and will assume the same role under our 2006 Omnibus Equity Incentive Plan if approved at the annual meeting.

      The Compensation Committee consists of Robert Korba and Ravi Nath. Messrs Korba and Nath are "non-employee directors" within the meaning of the applicable rules of the Securities and Exchange Commission ("SEC"). Prior to June 27, 2005, the Compensation Committee consisted of Ravi Nath, Roger Kanne, and former director, Dr. Martin Halbur. The Compensation Committee met two times during 2005 with Mr. Nath attending all meetings and Mr. Kanne and Mr. Korba attending one.

      We do not have a standing nominating committee. The Board determined that due to the relatively small size of the Board, it is not necessary to form a separate committee to evaluate director nominations. The Board identifies nominees to serve as directors of the Company primarily through suggestions made by directors, management or stockholders. Candidates for directors are evaluated based on their independence, character, judgment, diversity of experience, financial or business acumen, and their ability to represent and act on behalf of all stockholders. However, the Board has not established any quantifiable minimum standards for evaluating potential nominees. The Board will consider nominations for directors received from stockholders which are submitted in a timely manner with sufficient biographical and business experience information about the nominee to allow the Board to evaluate the nominee.

Compensation Committee Interlocks and Insider Participation

      There  are  no   compensation   committee   interlocks   and  no   insider
participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

Director Compensation

      We pay each independent director who is not our employee the sum of $1,000 for each meeting of the Board of Directors. This fee may be paid in cash or in shares of our common stock having an equivalent fair market value. For attending Board meetings in 2005 our Directors received the following number of shares of our common stock; Mr. Badding received 1,320 shares, Dr. Halbur received 1,320 shares Mr. Kanne received 1,775 shares, Mr. Muhlbauer received 885 shares and Mr. Nath received 2,302 shares.

      We also provide for a grant of stock options covering 2,000 common shares to each outside director upon their initial election to the Board of Directors, and an annual grant thereafter of stock options covering 2,000 common shares upon completion of each shareholders meeting of the Corporation. No outside director was granted stock options during the year 2005.

Executive Compensation

      The following table sets forth certain information for each of the last three fiscal years concerning compensation paid by us to our current Chief Executive Officer and each other executive officer who earned a total annual salary and bonus that exceeded $100,000 for 2005 (together, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                                         Annual Compensation          Compensation
                                                                                       Securities
                                                                                       Underlying
                                                                                      Options/SARS
Name and Principal Position                  Year     Salary ($)      Bonus ($)          (#)(5)
                                            --------------------------------------------------------
Thomas E. Wharton Jr.   (1)                  2005       174,583        25,000                  --
Chief Executive Officer, President           2004       143,693            --             250,000
and Director                                 2003            --            --                  --


David G. Vana  (2)                           2005       139,125        30,000                  --
Chief Financial Officer, Secretary           2004       123,900            --             100,000 *
                                             2003       123,900            --                  --


Edward Sempek (3)                            2005       137,958        30,000                  --
Sr. VP,  Operations and Business             2004       123,900            --             100,000 *
Development                                  2003       123,900            --                  --


David Sempek (4)                             2005       140,292        30,000                  --
Sr. VP,  Technology, Chief Technical         2004       123,900            --             100,000 *
Officer                                      2003       123,900            --                  --

* 10,000 of these options were granted in 2003 and repriced from $3.40 to $2.30 in December 2004 and 20,000 of these options were granted in 2001 and repriced from $7.905 to $2.30 in December 2004.

----------

      (1) Thomas E. Wharton Jr. became our Chief Executive Officer on February 9, 2004 and our President on April 1, 2004. We entered into an employment agreement with Mr. Wharton on February 9, 2004 which continues for an indefinite term, unless terminated by either party. The agreement provides for an initial base salary of $160,000, a bonus plan of up to 50% of his annual salary and the opportunity to be granted options to purchase our common stock. Mr. Wharton's base salary was increased to $185,000 effective June 1, 2005.

      (2) David G. Vana joined the Company on November 5, 2001 and was appointed as our Chief Financial Officer on August 1, 2003. We entered into an employment agreement with Mr. Vana on November 5, 2001 which continues for an indefinite term, unless terminated by either party. The agreement provides for an initial base salary of $118,000, a bonus plan of up to 50% of his annual salary and the opportunity to be granted options to purchase our common stock. The agreement continues on an indefinite basis, unless terminated by either party. Mr. Vana's base salary was increased to $150,000 effective June 1, 2005.

      (3) Edward Sempek joined the Company as Senior Vice President, Operations and Business Development on November 5, 2001. We entered into an employment agreement with Mr. Sempek on November 5, 2001 which continues for an indefinite term, unless terminated by either party. The agreement provides for an initial base salary of $118,000, a bonus plan of up to 50% of his annual salary and the opportunity to be granted options to purchase our common stock. Mr. Sempek's base salary was increased to $148,000 effective June 1, 2005.

      (4) David Sempek joined our Company as Senior Vice President, Technology, and Chief Technical Officer on November 5, 2001. We entered into an employment agreement with Mr. Sempek on November 5, 2001 which continues for an indefinite term, unless terminated by either party. The agreement provides for an initial base salary of $118,000, a bonus plan of up to 50% of his annual salary and the opportunity to be granted options to purchase our common stock. Mr. Sempek's base salary was increased to $152,000 effective June 1, 2005.

      (5) Indicates number of shares of common stock underlying options. The Company does not maintain a long-term incentive plan or pension plan for its executive officers as defined by the rules of the SEC.

      Stock Options

      Our 2001 Omnibus Equity Incentive Plan (the "2001 Plan") provides for the granting of stock options and other equity incentives to our officers, key employees, directors, consultants or advisors who provide services to the Company at an exercise price of not less than 85% of the closing price of the Company's common stock as of the date when the options are granted. As of January 1 of each year, commencing with the year 2001, the aggregate number of options that may be awarded under the Plan will automatically increase by a number equal to the lesser of 1% of the total number of common shares then outstanding or 20,000. As of December 31, 2005, options for a total of 127,352 shares of our common stock were outstanding under the 2001 Plan and options for another 68,678 shares of common stock remain available for new option grants under the 2001 Plan. The 2001 Plan expires May 31, 2006, but all options issued under th 2001 Plan will remain in affect according to their respective terms. We intend to replace the 2001 Plan with the 2006 Plan if approved at the annual meeting.

      We have also granted options to acquire a total of 994,060 shares of our common stock to certain of our executive offers under the terms of their employment agreements and other individual compensation arrangements.

      SHARES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      The following equity compensation plan information summarizes plans and securities approved by, and not approved by, our stockholders as of December 31, 2005:

------------------------------------ -------------------------------- ----------------------------------- --------------------------
                                        Number of securities to be
                                          issued upon exercise of      Weighted average exercise price        Number of securities
                                       outstanding options, warrants   of outstanding options, warrants     remaining available for
           Plan category                        and rights                        and rights                    future issuance
------------------------------------ -------------------------------- ----------------------------------- --------------------------
                                                    (a)                              (b)                            (c)
------------------------------------ -------------------------------- ----------------------------------- --------------------------
Equity compensation plans  approved               127,354                           $2.78                         68,678
by security holders (1)
------------------------------------ -------------------------------- ----------------------------------- --------------------------
Equity compensation plans not                     994,058                           $2.60                            0
approved by security holders (2)
------------------------------------ -------------------------------- ----------------------------------- --------------------------
Total                                            1,121,412                          $2.62                         68,678
------------------------------------ -------------------------------- ----------------------------------- --------------------------

(1) Equity compensation plans approved by security holders consist of our 2001 Omnibus Equity Incentive Plan.

(2) Equity compensation plans not approved by security holders consist of arrangements to issue stock options under employment agreements with executive officers.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

      No stock options or SARs were issued to any of our Named Executive Officers in 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

      The following table contains information on stock options or SARs exercised during the year ended December 31, 2005, and about unexercised stock options at SARs held at December 31, 2005.

AGGREGATED OPTION / SAR EXERCISES IN FISCAL YEAR 2005 AND YEAR-END OPTION VALUES

                                                                                  Number of Securities       Value of Unexercised
                                                                                 Underlying Unexercised          In-the-Money
                                                                                    Options/SARs at             Options/SARs at
                                                                                    at FY-End (#) *              FY-End ($) *
                                                                                -------------------------  -------------------------
                                           Shares Acquired         Value             Exercisable /               Exercisable /
                                           on Exercise (#)      Realized ($)         Unexercisable               Unexercisable
                                         --------------------  ---------------  -------------------------  -------------------------
Thomas E. Wharton Jr.                             0                  0               254,000 / 0                     0 / 0
CEO, President and Director

David G. Vana                                     0                  0               95,333 / 1,667                  0 / 0
Chief Financial Officer, Secretary

Edward Sempek                                     0                  0               98,333 / 1,667                  0 / 0
Sr. VP, Operations and Business
Development

David Sempek                                      0                  0               98,333 / 1,667                  0 / 0
Sr. VP,  Technology, Chief Technical
Officer

*  all amounts represent stock options

Compensation Committee Report on Executive Compensation

      Our Compensation Committee of the Board of Directors (the "Committee") is composed of Robert Korba and Ravi Nath, neither of which is an employee.. The Committee establishes our overall compensation and employee benefits policies and the specific compensation of our executive officers. It is the Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers. The Committee's executive compensation policies are designed in accordance with the principal goal of maximizing return on stockholders' equity. As indicated below, our overall financial performance is a key factor our Committee considers in setting compensation levels for executive officers.

      Compensation consists of base salary, bonus and awards under our equity incentive plan. Our Committee determines the level of base salary by reference to applicable employment agreements, and factors that our Committee considers appropriate such as:. (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance, (4) the officer's total compensation during the previous year, (5) compensation levels at comparable companies in similar industries (wireless communications and information technology), (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. The Committee believes that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.

      Bonuses and awards under our equity incentive plans are designed to encourage and reward achievement of results. In 2005, no stock options or other equity awards were made, but we did pay bonuses to our Named Executive Officers for their performance in 2005 as follows: $25,000 to Mr. Wharton and $30,000 each to Messrs. Vana, Sempek and Sempek. In the view of the Committee, these bonuses were earned as a result of the achievements of these officers in 2005, including the significant strengthening of our balance sheet.

Members of the Compensation Committee of the Board of Directors:

Robert Korba, Chairman
Ravi Nath

Dated: March 3, 2006

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers and any holder of 10 percent or more of our common stock to file reports with the SEC showing changes in their ownership of our common stock. Based solely on our review of copies of the
Section 16(a) reports we have received and written representations from each person who did not file an annual report with the SEC on Form 5, we believe that all Section 16(a) reports with respect to 2005 were filed on time, except that three former directors of the Company, Robert Badding, Martin Halbur and Ronald Muhlbauer, and two current directors of the Company, Roger Kanne and Ravi Nath, failed to file on a timely basis a Form 4 report relating to the grant of common stock options to them in December 2004, all of which reports were subsequently filed.

Certain Relationships and Related Transactions

       AHK Leasing, LLC, a company controlled by Roger Kanne, a current director, lent the Company money during 2004 and 2005. These loans were in the form of capital leases with terms ranging from 18 months to three years and bearing interest at a rate of 9.50% per annum. The following table sets forth certain information regarding these loan transactions, including the transaction dates, the type of transaction and loan amounts:

                       Issue          Type of        Amount of         Number of       Exercise
Lender                  Date        Transaction       Loan ($)       Warrants (#)      Price ($)
------                  ----        -----------       --------       ------------      ---------
AHK Leasing, LLC      04/12/04     Capital Lease      625,000                  --
AHK Leasing, LLC      09/13/04     Capital Lease      500,000                  --
AHK Leasing, LLC      03/04/05     Capital Lease      400,000                  --

      On December 30, 2004, we issued 250,604 shares of common stock to Roger Kanne in conversion of the remaining principal balance on certain other promissory notes held by him representing loans made to the Company. These notes were converted into common stock at a conversion price of $2.30 per share. On that same date, we issued 32,609 shares of common stock to Martin Halbur for converting the remaining principal balance on a promissory note evidencing a loan made by him to the Company in November 2001 into equity at a conversion price of $2.30 per share.

      On November 9, 2004, the Company issued a warrant to Roger Kanne to purchase 100,000 shares of our common stock at an exercise price of $3.50 per share. The warrant will expire on November 5, 2007 and was issued in consideration for special services performed by Mr. Kanne on behalf of the Company.

      On November 9, 2004, Total Tech, LLC purchased 402,174 shares of our common stock at $2.30 per share. In addition, the Company granted Total Tech, LLC a warrant to purchase 201,087 shares of our common stock at an exercise price of $3.698, which expires on November 9, 2009.

Company Stock Performance Graph

      The following stock performance graph provides a comparison over the five-year period ending December 31, 2005 of the cumulative total return from a $100 investment in our common stock with the stocks listed on the Nasdaq Stock Market Index and the Nasdaq Telecommunications Index. The following assumes that the base share price for the Company's common stock and each index is $100 and that all dividends are reinvested. The performance graph is not necessarily indicative of an investment in our stock in the future.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG ISECURETRAC CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                  [LINE CHART]

Isecuretrac Corp.

                                                                   Cumulative Total Return
                           ---------- ----------- ----------- ----------- ----------- ---------- ----------- ----------- -----------
                               12/00        3/01        6/01        9/01       12/01       3/02        6/02        9/02       12/02

ISECURETRAC CORP.             100.00       91.68      242.67      224.00      253.33     389.33      397.33      188.00       74.67
NASDAQ STOCK MARKET (U.S.)    100.00       73.10       87.07       60.24       79.08      75.62       60.79       48.63       55.95
NASDAQ TELECOMMUNICATIONS     100.00       77.74       86.17       54.57       69.73      57.11       39.15       31.04       35.46

                           ----------- ----------- ----------- ----------- ----------- ----------- ---------- ----------- ----------
                                 3/03        6/03        9/03       12/03        3/04        6/04       9/04       12/04       3/05

ISECURETRAC CORP.              213.33      122.67      134.67      117.33      144.00       82.67      53.33       64.00      62.67
NASDAQ STOCK MARKET (U.S.)      56.16       67.58       74.74       83.35       82.75       85.14      79.10       90.64      83.09
NASDAQ TELECOMMUNICATIONS       41.47       49.97       53.00       58.99       54.65       51.17      50.80       62.95      60.58

                           ----------- ----------- -----------
                                 6/05        9/05       12/05

ISECURETRAC CORP.               44.00       71.47       46.67
NASDAQ STOCK MARKET (U.S.)      85.78       90.18       92.73
NASDAQ TELECOMMUNICATIONS       61.40       63.10       59.41

Audit Committee Report

      The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of internal controls and processes for that purpose. McGladrey & Pullen, LLP ("McGladrey") acts as the Company's independent auditors and is responsible for conducting an independent audit of the Company's annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report on the results of its audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

      The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management of the Company and with representatives of McGladrey. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company's financial position and results of its operations. Our discussions with McGladrey also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees).

      In addition, the Audit Committee reviewed the independence of McGladrey. We received written disclosures and a letter from McGladrey regarding its independence as required by Independent Standards Board Standards No. 1 and discussed this information with McGladrey.

      Based on the foregoing, the Audit Committee has recommended that the audited financial statements of the Company for the year ended December 31, 2005 be included in the Company's annual report on Form 10-KSB to be filed with the Securities and Exchange Commission.

Members of the Audit Committee of the Board of Directors:

Joesph Ethridge, Chairman
Roger Kanne
Ravi Nath

Dated: March 7, 2006

                           II. APPOINTMENT OF AUDITOR

      On March 7, 2006, the Company appointed the accounting firm of McGladrey & Pullen, LLP as our independent auditors to audit the Company's financial statements for the year ending December 31, 2006. A resolution to ratify the appointment will be presented at the annual meeting. McGladrey & Pullen, LLP has audited our financial statements for the years 2000 through 2005. A representative of McGladrey & Pullen, LLP will be at the meeting, will have an opportunity to make a statement if so desired, and will be available to answer any questions.

      The ratification of the appointment of our independent auditors requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote. Accordingly, abstentions will have the same effect as a vote against ratification. If stockholders fail to ratify the appointment of McGladrey & Pullen LLP as our independent auditors, the Audit Committee will reconsider whether to retain McGladrey & Pullen LLP, but may ultimately decide to retain them. Any decision to retain McGladrey & Pullen LLP or another independent auditor will be made by the Audit Committee and will not be resubmitted to stockholders. In addition, even if stockholders ratify the appointment of McGladrey & Pullen LLP, the Audit Committee retains the right to appoint different independent auditors for 2006 if it determines that it would be in the Company's best interests.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT AUDITORS FOR 2006.

Audit Fees

      The following table shows the aggregate fees billed to the Company for professional services by McGladrey & Pullen, LLP for the years 2005 and 2004:

                                                   2005            2004
--------------------------------------------------------------------------
Audit Fees                                       $ 146,862      $ 141,517
Audit Related Fees                                   9,253             --
Tax Fees                                                --             --
All Other Fees                                          --             --
--------------------------------------------------------------------------

     Total Fees                                  $ 156,115      $ 141,517
--------------------------------------------------------------------------

      Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of the Company's consolidated financial statements for the years 2005 and 2004, for the reviews of the financial statements in the Company's quarterly reports on Form 10-QSB during the years 2005 and 2004, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

      Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements that are not reported above under "Audit Fees," and generally consist of fees for other SEC filings, due diligence in connection with acquisitions, accounting consultation and audits of employee benefit plans.

      Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax service.

      All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under "Audit Fees," "Audit-Related Fees," or "Tax Fees."

      Our Audit  Committee  is  required  to review and  approve in advance  the retention of our independent auditors for the performance of all audit and lawfully permitted non-audit services. The Chairman of the Audit Committee, or in the absence of the Chairman, any member of the Committee designated by the Chairman, has authority to approve in advance any lawfully permitted non-audit services. The Audit Committee is authorized to establish other policies and procedures for the pre-approval of such services. Where non-audit services are approved under delegated authority, the action must be reported to the full Audit Committee at its next regularly scheduled meeting. All of the audit-related fees, tax fees or other fees shown in the table above were approved pursuant to the Audit Committee's preapproval process, as such process was in effect at the time of the approval of the particular fee.

                 III. AMENDMENT TO CERTIFICATE OF INCORPORATION
           DECREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors has unanimously approved and recommends that the stockholders adopt a resolution amending our Certificate of Incorporation to decrease the number of shares of common stock which the Company shall have authority to issue from 150,000,000 to 75,000,000 shares. The proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with, and are qualified in their entirety by reference to, the full text of the proposed amendment in Exhibit A.

DESCRIPTION OF PROPOSED AMENDMENT

      This proposal would amend Article 4 of our Certificate of Incorporation to state that the total number of shares of stock which the Company shall have authority to issue is 76,000,000, consisting of 75,000,000 shares of common stock, $.001 par value share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). This represents a decrease of 75,000,000 shares in the authorized number of shares of Common Stock and no change in the authorized number of shares of Preferred Stock.

REASONS FOR PROPOSAL

      Delaware law permits the Company to issue shares of common stock only to the extent that such shares have been authorized for issuance under its Certificate of Incorporation. On September 19, 2005, the Company effected a 1 for 10 reverse stock split of the Company's Common Stock. Each outstanding ten
(10) shares of our Common Stock, par value $.001 per share, was automatically combined and converted into one (1) share of our Common Stock, par value $.001. There was no decrease in the total number of shares of authorized capital stock as a result of the Reverse Stock Split even though the number of shares of Common Stock outstanding declined from 106,360,756 to 10,700,175. Although the Company is required to maintain a sufficient inventory of authorized but unissued shares of Common Stock to meet its obligations to issue Common Stock upon the exercise of options that are outstanding or could be issued under existing equity compensation plans and outstanding warrants and upon conversion of Preferred Stock, and will want to retain additional authorized shares for other future contingencies which may require the issuance of Common Stock, the Board has determined that 150,000,000 shares is now an excessive number of shares for the Company. Among other things, the large number of authorized shares results in a significant corporate franchise tax in Delaware. Accordingly, the Board determined that 75,000,000 would be an adequate number of shares for all current and anticipated needs and would allow the Company to reduce its franchise tax liability.

VOTE REQUIRED FOR APPROVAL

      The proposal to amend our Certificate of Incorporation to decrease the authorized shares of common stock requires the affirmative vote of the holders of a majority in voting power of total issued and outstanding shares of our capital stock and the affirmative vote of the holders of a majority in voting power of issued and outstanding shares of our common stock. Accordingly, abstentions and broker nonvotes will have the same effect as a vote against this proposal. If this proposal is approved, the amendment to our Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware, which is expected to follow shortly after the annual meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                 IV. APPROVAL OF 2006 OMNIBUS EQUITY INCENTIVE PLAN

      The Board of Directors has unanimously approved the adoption of the Company's 2006 Omnibus Equity Incentive Plan (the "Incentive Plan") and recommends that the stockholders approve the Incentive Plan at the annual meeting. If approved, the Incentive Plan will become effective as of May 31, 2006. The Incentive Plan will replace our existing 2001 Omnibus Equity Incentive Plan (the "2001 Plan") that will terminate as of May 31, 2006. Awards granted under the 2001 Plan will continue pursuant to their respective terms upon termination of the 2001 Plan and will be in addition to equity awards that may be made under the Incentive Plan.

      The full text of the Incentive Plan is attached as Exhibit B to this Proxy Statement. The statements made in this Proxy Statement with respect to the Incentive Plan should be read in conjunction with, and are qualified in their entirety by reference to, the full text of the Incentive Plan in Exhibit B.

SUMMARY OF THE INCENTIVE PLAN

      Administration. The Incentive Plan will be administered by a committee made up of two or more Directors who meet all requirements under Section 16 of the federal securities laws and Section 162(m) of the Internal Revenue Code. Subject to the provisions of the Incentive Plan, the Committee shall have full authority and discretion to make awards under the Incentive Plan. The Committee also has the sole authority to interpret the terms of the Incentive Plan.

      The Committee will have the ability to delegate to Company officers the authority to make awards under the Incentive Plan to non-officer employees within limits established by the Committee. The Board of Directors may also appoint a secondary committee of the Board of Directors to administer the Incentive Plan with respect to employees and consultants who are not officers or directors of the Company. Any reference in the Incentive Plan to the Committee shall include such secondary committee.

      Awards. Awards under the Incentive Plan may be in the form of incentive stock options as defined in Section 422 of the Code ("ISOs"), nonqualified stock options ("NSOs"), stock appreciation rights ("SARs"), restricted stock ("Restricted Shares"), Stock Units and Performance Units. The Incentive Plan also authorizes the Committee to make equity based awards not specifically provided for in the Incentive Plan ("Other Awards") on terms and conditions it determines to be appropriate.

      Eligibility Our directors, officers and employees are eligible for awards under the Incentive Plan. Awards can also be made to non-employees who provide bona fide consulting services to the Company, provided, that ISOs may only be awarded to our actual employees. The Incentive Plan provides that our non-officer directors will be granted NSOs to acquire 20,000 shares of common stock when they are first appointed to the Board of Directors on or after May 31, 2006, and will be granted NSOs to acquire 15,000 shares of common stock on an annual basis thereafter. In addition, if the Board implements the relevant provision of the Incentive Plan, a non-employee Director may elect to receive board compensation in the form of NSOs, SARs, Restricted Shares, Stock Units, Performance Units and Other Awards under the Incentive Plan. The terms of awards issued to non-employee Directors in lieu of a cash payment of Board fees will be determined by the Board of Directors.

      Stock Subject to the Plan. A maximum of 3,000,000 shares our common stock may be subject to awards under the Incentive Plan. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in our corporate structure or shares, appropriate adjustments will be made to the number and kind of shares reserved under the Incentive Plan and under outstanding stock options and to the exercise price of outstanding stock options. In addition, shares attributable to awards that are forfeited or terminated may be reissued under the Incentive Plan; provided that in no event will the maximum number of shares issued through ISOs exceed 3,000,000.

      Stock Options. Stock options entitle the optionee to purchase shares of our common stock at a set price. Stock options may be either ISOs or NSOs. All options awarded under the Incentive Plan must have an exercise price equal to at least the fair market value of our common stock on the date the options are granted, except that ISOs granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of our company or any subsidiary (a "10% owner") may not be granted at less than 110% of the fair market value of our common stock on the date of grant. The Committee shall determine the vesting and other terms of all options. No option may expire more than ten years from the grant date of the options and five years from the grant date for ISOs awarded to 10% owners. The Committee in its discretion may accelerate any vesting of any option in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding options. Options may be awarded in combination with SARs, and such an award may provide that the options will not be exercisable unless the related SARs are forfeited. Upon the termination of an optionee's employment, unless as a result of a termination by the participant or for cause (as defined in the Incentive Plan) or other service with the Company, the optionee will have three months to exercise his or her options that were vested on the date of termination; provided that if the termination is due to the optionee's death, the estate of the optionee will have six months to exercise such options. The Committee, in its discretion, may extend the exercise period for options held by terminated employees.

      Stock Appreciation Rights. SARs represent the right to receive an amount equal to a specified percentage (not exceeding 100%) of the difference between a base price established for the SAR and the fair market value of the Company's common stock on the date the SAR is exercised. The base price must not be less than 100% of the fair market value of our common stock on the date the SAR is granted but may vary by a predetermined formula. The grant may specify that the amount payable upon exercise of the SAR may be paid (i) in cash, (ii) in shares of our common stock or (iii) any combination of cash and common stock. An award may specify a waiting period or periods before a SAR becomes exercisable and permissible dates or periods on or during which the SAR will be exercisable. The Committee may, in its discretion, accelerate any exercisability of any SAR in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding SARs. The exercise periods and forfeiture provisions applicable to options in the event of a termination of service apply equally to SARs.

      Restricted Shares. An award of Restricted Shares involves the immediate transfer of ownership of a specific number of shares of our common stock to a participant. However, during a restriction period designated by the Committee, such shares are subject to forfeiture unless conditions specified by the Committee are met. These conditions will generally include the continuous employment of the participant with the Company (or service on the Board) and may include performance objectives that must be achieved. Although Restricted Shares remain subject to forfeiture during the restriction period, the participant is entitled to vote these shares, receive all dividends paid on these shares and exercise all other ownership rights in the Restricted Shares. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including past services and future services; provided the consideration is equal to not less than the par value of such Restricted Shares. Unless the Committee provides otherwise, Restricted Shares fully vest in the case of a participant's termination of service from the Company because of death, disability or retirement. A participant forfeits unvested Restricted Shares upon termination of service. The Committee in its discretion may shorten the restriction period or waive the forfeiture provisions of any Restricted Share in the case of death, disability, retirement or termination.

      Stock Units. A Stock Unit is an award denominated in shares of common stock that will be settled either by delivery of common stock or the payment of cash based upon the fair market value of such specified number of common stock on a specified settlement date. The Committee will determine the number of Stock Units to be awarded to any participant, the restriction period within which a grant may be subject to forfeiture, whether the grant or vesting depends upon the achievement of performance goals and other terms. During the restriction period, the participant is not entitled to vote or receive dividends on the shares subject to the award. Stock Units vest or are forfeited in the event of a termination of service from the Company under the same provisions that apply to Restricted Shares.

      Performance Units. A Performance Unit consists of the right to receive a payment of cash upon achievement of a performance goal or goals and satisfaction of such other terms and conditions as the Committee may determine. In general, Performance Units are earned and vest only upon the attainment of one or more performance goals achieved over a performance period which will be a period determined by the Committee. The Committee may substitute common stock for the payment of cash otherwise made for a performance unit. Unless the Committee provides otherwise, a participant forfeits Performance Units upon termination of service; provided, however, that Performance Units may be paid at a target level in the event of a participant's termination on account of death, disability or retirement.

      Other Awards. Subject to the terms and conditions of the Incentive Plan and such other terms and conditions as it deems appropriate, the Committee may grant awards not specifically provided for in the Incentive Plan, which are awards based on, settled in or otherwise referenced to common stock. Other Awards are payable in cash or shares of common stock as the Committee determines to be in the best interests of the Company.

      Manner of Exercise and Purchase. Options may be exercised by delivery of a Notice of Exercise and Common Stock Purchase Agreement in a form as provided with the optionee's Stock Option Agreement, along with payment in full of the total exercise price for the shares to be purchased, subject to alternative methods of payment approved by the Committee in its sole discretion. Stock Units, Restricted Shares, Performance Units and Other Awards shall be settled in accordance with the participant's respective award agreement and any vesting or performance requirements therein. SARs may be exercised in accordance with the terms of any underlying SAR Agreement.

      Transferability of Awards. Unless otherwise provide in an award agreement or in a domestic relations order, an award under the Incentive Plan is not transferable other than as a result of a participant's death and shall be exercisable during the participant's lifetime only by the participant.

      Amendment. The Incentive Plan may be amended from time to time by the Board of Directors without approval by the stockholders unless required by applicable laws, regulations or rules.

      Termination. The Incentive Plan will automatically expire on May 31, 2016, or on any earlier date by action of the Board of Directors. No awards will be made under the Incentive Plan after it is terminated, but awards granted prior to the termination of the Incentive Plan will be honored after the termination date of the Incentive Plan.

      Effect of Stock Issuance. The issuance of shares of common stock under the Incentive Plan will dilute the voting power of our current stockholders. We will register the shares issuable pursuant to the Incentive Plan under the Securities Act of 1933, thereby making such shares immediately eligible for resale in the public market without restriction by non-affiliates of the Company. Even though the shares issued under the Incentive Plan will be registered for resale, our directors, executive officers and other affiliates of the Company who receive shares under the Incentive Plan will be subject to the volume restrictions of Rule 144 for resales of these shares.

FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

      In general, an optionee will not recognize income at the time an NSO is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a NSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

      An optionee generally will not recognize income upon the grant or exercise of an ISO. If shares issued to an optionee upon the exercise of an ISO are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

      Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NSO. In addition, if an optionee is subject to federal "alternative minimum tax," the exercise of an ISO will be treated essentially the same as a NSO for purposes of the alternative minimum tax.

      A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code
Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the Restricted Shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the Restricted Shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

      A recipient of Stock Units and Performance Units generally will not recognize income until shares are transferred or cash is paid to the recipient at the end of the restriction or performance period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Code Section 83. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

      The tax consequences of Other Awards will depend on the specific terms of such awards.

      To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).

SECTION 162(M) EXEMPTION

      The Incentive Plan is designed to comply with the provisions of Section 162(m) of the Internal Revenue Code (the "Code"). Code Section 162(m) precludes a publicly held corporation from claiming a federal income tax deduction for annual compensation paid to certain senior executives in excess of $1,000,000 per person. However, compensation is exempt from this limitation if it is "qualified performance-based compensation." It is the intent of the Company that all awards made under the Incentive Plan constitute qualified performance-based compensation satisfying the relevant requirements of Code Section 162(m) and the regulations issued thereunder. Accordingly, the Plan will be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m).

      Compensation derived from stock options and SARs is considered to be qualified performance-based compensation if these awards are made within the limit set forth in the plan for awards to single individuals. For purposes of the Incentive Plan this limit is 100,000 shares per year. Other awards are considered to be qualified performance-based compensation as long as they are granted and/or vest solely upon the attainment of one or more pre-established objective performance goals unrelated to term of employment. The Committee must establish these performance goals in writing for participants within the first 90 days of the performance period (but in no event later than completion of 25% of the performance period) and the outcome of these goals must be substantially uncertain at the time the Committee actually establishes the goals. The performance goals must state an objective formula or standard used to compute the grant payable to the participants if the goals are attained and the Committee may not retain any discretion to later increase the amount payable upon attainment of the performance goals. Under the Incentive Plan, such performance goals must relate to one or more of the following for the Company: revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; profit margins; earnings per share; return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction. The Committee may make equitable adjustments to established performance goal in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management's discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133; and compensation charges related to FAS 123(R). The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. For awards other than stock options and SARs, the maximum annual compensation payable to any one participant as performance based compensation is $500,000.

VOTE REQUIRED FOR APPROVAL

      The proposal to approve the Company's 2006 Omnibus Equity Incentive Plan requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions will have the same effect as a vote against this proposal. Broker nonvotes will not be considered shares entitled to vote with respect to the approval of our 2006 Omnibus Equity Incentive Plan and will not be counted as votes for or against this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2006 OMNIBUS EQUITY INCENTIVE PLAN.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Our Bylaws do not provide any specific procedures for stockholders who wish to submit a proposal for presentation at the annual meeting and, to date, no stockholder proposals have been received for consideration at the annual meeting.

      Stockholders who wish to include proposals in the proxy materials that we send out in connection with our 2007 annual meeting may do so, subject to the proxy rules adopted by the SEC. In order to be included in our proxy statement relating to the 2007 annual meeting, a stockholder proposal must be delivered to the Company's Secretary at the Company's executive offices before December [ ], 2006.

                                  OTHER MATTERS

      At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

      Concurrent with the mailing of this Proxy Statement, the Company is furnishing you a copy of its annual report for the year ended December 31, 2005 (which includes the Company's Annual Report on Form 10-KSB for such year).

      None of the information set forth in this Proxy Statement under the headings "Compensation Committee Report on Executive Compensation," "Audit Committee Report" or "Company Stock Performance Graph" is deemed to be
"soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

                                      By order of the Board of Directors:

                                      /s/  David G. Vana
                                      ------------------
                                      David G. Vana

                                      Secretary

_______, 2006
                                iSecureTrac Corp.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         DIRECTORS OF ISECURETRAC CORP

            Annual Meeting of Stockholders to be held on May 4, 2006
                        at 2:00 pm Central Daylight Time
                        for Holders as of March 24, 2006.

      The undersigned, having received the Notice of Annual Meeting of Stockholders of iSecureTrac Corp., (the "Company") hereby appoints Thomas E. Wharton Jr. as the proxy of the undersigned (with full power of substitution) to attend the above Annual Meeting and all adjournments thereof (the "Annual Meeting") and there to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, including:

      (1)   The election of Directors of the Company:

            [ ]   FOR ALL NOMINEES LISTED BELOW:

                  01  Roger Kanne, ,
                  02  Ravi Nath
                  03  Thomas Wharton, Jr.

            [ ]   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [_] TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), CHECK THIS BOX AND WRITE THE NUMBER OF SUCH NOMINEE(S) IN THE BOX BELOW

            ----------------------------------------
            |                                      |
            |                                      |
            |                                      |
            |                                      |
            ----------------------------------------

      (2) To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for 2006.

            [ ]     FOR       [ ]     AGAINST         [ ]      ABSTAIN

      (3) To amend the Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 150,000,000 to 75,000,000 shares.

            [ ]     FOR       [ ]     AGAINST         [ ]      ABSTAIN

      (4)   To approve the Company's 2006 Omnibus Equity Incentive Plan.

            [ ]     FOR       [ ]     AGAINST         [ ]      ABSTAIN

      (5) To vote in his discretion, upon the transaction of such other business as may properly come before the Annual Meeting.

      The undersigned hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement for the Annual Meeting and the Company's 2005 Annual Report prior to signing this proxy and ratifies all that the said proxies may do by virtue hereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF ITEMS 1, 2, 3 AND 4, AND THE AUTHORITY PROVIDED IN ITEM 5 WILL BE DEEMED GRANTED.

Dated: ____________, 2006

                                      Signature(s)
                                                  ------------------------------
                        Please sign exactly as your name appears on your stock certificate(s). If signing in any fiduciary or representative capacity, give full title as such.

    PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE

                                                                       Exhibit A

To delete the first paragraph of Article 4 of the Certificate of Incorporation and replace it in its entirety with the following:

            The total number of shares of stock which the corporation shall have authority to issue is 76,000,000, consisting of 75,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock").

                                                                       Exhibit B

                                iSECUREtrac CORP.

                       2006 OMNIBUS EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1....................................................INTRODUCTION      1

ARTICLE 2.....................................................DEFINITIONS      1

      2.1   "Affiliate"                                                        1
      2.2   "Agreement"                                                        1
      2.3   "Award"                                                            1
      2.4   "Board"                                                            1
      2.5   "Cause"                                                            1
      2.6   "Change in Control"                                                1
      2.7   "Code"                                                             2
      2.8   "Committee"                                                        2
      2.9   "Common Share"                                                     2
      2.10  "Company"                                                          2
      2.11  "Consultant"                                                       2
      2.12  "Disability"                                                       2
      2.13  "Eligible Persons"                                                 3
      2.14  "Employee"                                                         3
      2.15  "Exchange Act"                                                     3
      2.16  "Exercise Price"                                                   3
      2.17  "Fair Market Value"                                                3
      2.18  "ISO"                                                              3
      2.19  "NSO"                                                              3
      2.20  "Option"                                                           3
      2.21  "Optionee"                                                         3
      2.22  "Other Award"                                                      3
      2.23  "Outside Director"                                                 3
      2.24  "Parent"                                                           3
      2.25  "Participant"                                                      4
      2.26  "Performance Unit"                                                 4
      2.27  "Plan"                                                             4
      2.28  "Restricted Share"                                                 4
      2.29  "Retirement"                                                       4
      2.30  "SAR"                                                              4
      2.31  "Stock Unit"                                                       4
      2.32  "Subsidiary"                                                       4

ARTICLE 3..................................................ADMINISTRATION      4

      3.1   Committee Composition                                              4
      3.2   Committee Responsibilities                                         5
      3.3   Committee for Nonofficer Grants                                    5
      3.4   Committee Decisions and Determinations                             5

ARTICLE 4.....................................SHARES AVAILABLE FOR AWARDS      5

      4.1   Basic Limitation                                                   5
      4.2   Additional Shares                                                  6
      4.3   Dividend Equivalents                                               6
      4.4   Incentive Stock Options                                            6
      4.5   Adjustments                                                        6
      4.6   Code Section 409A Limitation                                       7

ARTICLE 5......................ELIGIBILITY, PARTICIPATION AND TERMINATION      7

      5.1   Eligibility                                                        7
      5.2   Participation                                                      7
      5.3   Separation from Service                                            7
      5.4   Dissolution or Liquidation                                         8
      5.5   Reorganizations                                                    8

ARTICLE 6.........................................................OPTIONS      8

      6.1   Stock Option Agreement                                             8
      6.2   Number of Shares                                                   9
      6.3   Exercise Price                                                     9
      6.4   Exercisability and Term                                            9
      6.5   Effect of Change in Control                                        9
      6.6   Modification or Assumption of Options                             10
      6.7   Buyout Provisions                                                 10
      6.8   Payment for Option Shares                                         10
      6.9   Special Rules for ISOs                                            10

ARTICLE 7...................AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS      11

      7.1   Initial Grants                                                    11
      7.2   Annual Grants                                                     11
      7.3   Accelerated Exercisability                                        11
      7.4   Exercise Price                                                    12
      7.5   Term  12
      7.6   Affiliates of Outside Directors                                   12

ARTICLE 8......................................STOCK APPRECIATION RIGHTS      12

      8.1   SAR Agreement                                                     12
      8.2   Number of Shares                                                  12
      8.3   Exercise Price                                                    12
      8.4   Exercisability and Term                                           13
      8.5   Effect of Change in Control                                       13
      8.6   Exercise of SARs                                                  13
      8.7   Modification or Assumption of SARs                                13

ARTICLE 9.......................................,.......RESTRICTED SHARES     14

      9.1   Restricted Share Agreement                                        14
      9.2   Payment for Awards                                                14
      9.3   Vesting Conditions                                                14
      9.4   Voting and Dividend Rights                                        14
      9.5   Certificates                                                      15
      9.6   Section 83(b) Election                                            15

ARTICLE 10....................................................STOCK UNITS     15

      10.1  Stock Unit Agreement                                              15
      10.2  Payment for Awards                                                15
      10.3  Vesting Conditions                                                15
      10.4  Voting and Dividend Rights                                        16
      10.5  Form and Time of Settlement of Stock Units                        16

ARTICLE 11......................OTHER AWARDS AND PERFORMANCE-BASED AWARDS     16

      11.1  Performance Units                                                 16
      11.2  Other Awards                                                      17
      11.3  Provisions Relating to Code Section 162(m)                        17

ARTICLE 12...............................LIMITATION ON PARACHUTE PAYMENTS     19

      12.1  Scope of Limitation                                               19
      12.2  Basic Rule                                                        19
      12.3  Reduction of Payments                                             19
      12.4  Overpayments and Underpayments                                    20
      12.5  Related Corporations                                              20

ARTICLE 13..................................................MISCELLANEOUS     21

      13.1  Death of Participant                                              21
      13.2  Awards Under Other Plans                                          21
      13.3  Non-Transferability                                               21
      13.4  Payment of Director's Fees in Securities                          21
      13.5  Fractional Shares                                                 21
      13.6  Retention Rights                                                  22
      13.7  Stockholders' Rights                                              22
      13.8  Regulatory Requirements                                           22
      13.9  Withholding Taxes                                                 22
      13.10 Term of the Plan                                                  22
      13.11 Modification, Extension and Renewal of Awards                     23
      13.12 No Fund Created                                                   23
      13.13 Code Section 409A Savings Clause                                  23
      13.14 Amendment or Termination                                          24
      13.15 Severability                                                      24
      13.16 Captions                                                          24
                                iSECUREtrac CORP.

                       2006 OMNIBUS EQUITY INCENTIVE PLAN

                            ARTICLE 1. INTRODUCTION.

This Plan is adopted by the Board effective May 31, 2006. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

                            ARTICLE 2. DEFINITIONS.

      2.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      2.2 "Agreement" means a written understanding entered into between the Company and an Eligible Person granted an Award which sets forth the terms and conditions of the Award.

      2.3 "Award" means any award of an Option, a SAR, a Restricted Share, a Stock Unit, a Performance Unit, an Other Award or a combination thereof under the Plan.

      2.4 "Board" means the Company's Board of Directors, as constituted from time to time.

      2.5 "Cause" means, unless otherwise provided in a Participant's Agreement,
(i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect,
(ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination,
(v) a material breach of the Participant's employment agreement (if any) with the Company (other than a termination of employment by the Participant), or (vi) any illegal act detrimental to the Company, all as determined in the sole discretion of the Committee.

      2.6 "Change in Control" means:

            (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

            (b)   The   sale,   transfer   or  other   disposition   of  all  or
substantially all of the Company's assets;

            (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

            (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      2.7 "Code" means the Internal Revenue Code of 1986, as amended.

      2.8 "Committee" means the group of Board Members appointed to administer the Plan, as described in Article 3.

      2.9 "Common Share" means one share of the common stock of the Company.

      2.10 "Company" means iSECUREtrac Corp., a Delaware corporation, and any successor or assignee corporation(s) into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

      2.11 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 5.1 for ISO grant purposes.

      2.12 "Disability" means, as determined by the Committee in its discretion, a Participant's inability to engage in any substantial gainful activity by reason of any mental or physical impairment which can be expected to last for a continuous period of at least 12 months or result in death. A determination of Disability may be made by a physician approved or selected by the Committee.

      2.13  "Eligible   Persons"   means   Employees,   Outside   Directors  and
Consultants.

      2.14 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

      2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.16 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

      2.17 "Fair Market Value" means the value of one Common Share, determined as follows:

            (i) If the Common Share is listed on a national stock exchange, the closing sale price per share on the exchange for the last preceding date on which there was a sale of Common Shares on such exchange, as determined by the Committee.

            (ii) If the Common Shares are not then listed on a national stock exchange but are traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of Common Shares in such market, as determined by the Committee.

            (iii) If neither (i) nor (ii)  applies,  such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Common Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Common Shares have not been traded for 10 trading days.

      2.18 "ISO" means an Option of the type described in Section 422(b) of the Code.

      2.19 "NSO" means an Option not described in Sections 422 or 423 of the Code.

      2.20 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

      2.21 "Optionee" means an individual or estate that holds an Option or SAR.

      2.22  "Other  Award"  means a right  granted to an Eligible  Person  under
Section 11.2.

      2.23 "Outside Director" means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 5.1 for ISO grant purposes.

      2.24 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      2.25 "Participant" means an individual or estate that holds an Award.

      2.26  "Performance  Unit"  means a right  granted to a  Participant  under
Section 11.1 of the Plan.

      2.27 "Plan" means this iSECUREtrac Corp. 2006 Omnibus Equity Incentive Plan, as amended from time to time.

      2.28 "Restricted Share" means a Common Share awarded under the Plan pursuant to Article 9.

      2.29 "Retirement" means the separation of service of a Participant from the Company:

            (a)   on or after the Participant's attainment of age 65;

            (b) on or after the Participant's attainment of age 55 with at least 10 consecutive years of service; or

            (c) as determined by the Committee, in its absolute discretion, as set forth in the applicable Agreement.

      2.30 "SAR" means a stock appreciation right granted under the Plan pursuant to Article 8.

      2.31 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan pursuant to Article 10.

      2.32 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                           ARTICLE 3. ADMINISTRATION.

      3.1 Committee Composition.

The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

            (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

            (b)   Such   requirements  as  the  Internal   Revenue  Service  may
establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Code.

      3.2 Committee Responsibilities.

The Committee shall (a) select any Eligible Persons who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and Agreements,
(d) establish, amend and revoke rules and regulations for administration of the Plan, (e) amend any outstanding Award, accelerate or extend vesting or exercisability of any Award, and waive conditions or restrictions of any Awards, to the extent the Committee deems appropriate, (f) cancel, with the consent of the Participant or as otherwise permitted by the Plan, outstanding Awards, and
(g) make all other decisions and perform acts relating to the operation of the Plan that the Committee deems necessary or appropriate to promote the best interests of the Company under the Plan. The Committee may permit the Chief Executive Officer of the Company or his or her delegate to make Awards to Eligible Employees who are not officers or directors of the Company at such times and in such manner as authorized by the Committee. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.

      3.3 Committee for Nonofficer Grants.

The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 3.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 3.3, any reference in the Plan to the Committee shall include such secondary committee.

      3.4 Committee Decisions and Determinations.

Any determination made by the Committee pursuant to the provisions of the Plan or an Agreement shall be made in its sole discretion in the best interest of the Company, not as a fiduciary. All decisions made by the Committee pursuant to the provisions of the Plan or an Agreement shall be final and binding on all persons, including Participating Companies and Participants. Any determination by the Committee shall not be subject to de novo review if challenged in any court or legal forum.

                    ARTICLE 4. SHARES AVAILABLE FOR AWARDS.

      4.1 Basic Limitation.

Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares subject to Awards under the Plan shall not exceed 3,000,000. The limitation of this Section 4.1 shall be subject to adjustment pursuant to Section 4.5.

      4.2 Additional Shares.

If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options, SARs, Performance Units or Other Awards are forfeited, terminate or are similarly treated for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 4.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 4.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

      4.3 Dividend Equivalents.

The Committee, in its sole discretion, may award dividend equivalent rights to Participants. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of shares available for Awards, whether or not such dividend equivalents are converted into Stock Units.

      4.4 Incentive Stock Options.

Solely for purposes of determining whether shares are available for the issuance of ISOs, and notwithstanding any provision of this Article 4 to the contrary, the maximum aggregate number of shares that may be issued through ISOs under the Plan is 3,000,000. The terms of Sections 4.2 and 4.5 apply in determining the number of shares available under this Section for issuance through ISOs.

      4.5 Adjustments.

      In the event that the outstanding Common Shares hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, or in the event that there should be any other stock splits, stock dividends or other relevant changes in capitalization occurring after the effective date of this Plan:

            (a) the aggregate number and kind of shares subject to Awards made hereunder may be adjusted appropriately; and

            (b) rights under outstanding Awards made to Eligible Persons hereunder, both as to the number of subject shares and the Exercise Price, may be adjusted appropriately.

The foregoing adjustments and the manner of application of the foregoing provisions to Awards shall be determined solely by the Committee on a case-by-case basis, applied to similarly situation groups or in any other manner as it deems in its sole discretion. Any adjustment hereunder may provide for the elimination of fractional share interests.

      4.6 Code Section 409A Limitation.

Any adjustment made pursuant to Section 4.5 to any Award that is considered "deferred compensation" within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A. Any adjustments made pursuant to Section 4.5 to any Award that is not considered "deferred compensation" shall be made in a manner to ensure that after such adjustment, the Award either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

             ARTICLE 5. ELIGIBILITY, PARTICIPATION AND TERMINATION.

      5.1 Eligibility.

Employees, Outside Directors and Consultants shall be eligible for Awards. Notwithstanding the foregoing, only Employees shall be eligible for the grant of ISOs.

      5.2 Participation.

The Committee shall decide which Eligible Persons may receive an Award hereunder. To receive an Award, an Eligible Person must enter into an Agreement evidencing the Award.

      5.3 Separation from Service.

      Unless provided otherwise in an Agreement, the following provisions shall apply to Awards.

            (a) Upon any separation from service for any reason other than his or her death, Retirement or Disability, a Participant shall have the right, subject to the restrictions of Sections 6.4 and 8.4, to exercise his or her Options or SARs at any time within three months after separation from service, but only to the extent that, at the date of such separation, the Participant's right to exercise such Options or SARs had accrued pursuant to the terms of the Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the Agreement, if there occurs a separation from service for Cause or a separation from service by the Participant (other than on account of death, Retirement or Disability), any Options or SARs not exercised in full prior to such separation shall be canceled. Awards other than Options and SARs shall be forfeited upon any separation from service for any reason other than the Participant's death, Retirement or Disability.

            (b) If the Participant dies while a Participant or within three months after any separation from service other than for Cause or a separation by the Participant (other than on account of death, Retirement or Disability), then the Options or SARs may be exercised in full, subject to the restrictions of Sections 6.4 and 8.4, at any time within six months after the Participant's death, by the beneficiary of the Participant, but only to the extent that, at the date of death, the Participant's right to exercise such Options or SARs had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised. Awards other than Options and SARs shall fully vest upon a Participant's separation from service by reason of his or her death and Performance Units may be paid out at a target level of performance.

            (c) Upon separation from service for reason of Disability or Retirement, a Participant shall have the right, subject to the restrictions of Sections 6.4 and 8.4 to exercise his or her Options or SARs at any time within three months after separation from service, but only to the extent that, at the date of such separation, the Participant's right to exercise such Options or SARs had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised. Distribution of earned Performance Units may be made at the same time payments are made to Participants who did not incur a separation from service.

      5.4 Dissolution or Liquidation.

To the extent not previously exercised or settled, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.

      5.5 Reorganizations.

In the event that the  Company  is a party to a merger or other  reorganization,
outstanding   Awards   shall  be   subject  to  the   agreement   of  merger  or
reorganization. Such agreement shall provide for:

            (a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

            (b) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

            (c) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

            (d) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

                              ARTICLE 6. OPTIONS.

      6.1 Stock Option Agreement.

A Stock Option Agreement between the Optionee and the Company shall evidence each grant of an Option under the Plan. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.8.

      6.2 Number of Shares.

Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 4.5.

      6.3 Exercise Price.

Each Stock Option Agreement shall specify the Exercise Price, provided that the Exercise Price for any Option shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

      6.4 Exercisability and Term.

Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option, provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or Retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

      6.5 Effect of Change in Control.

The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

            (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

            (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      6.6 Modification or Assumption of Options.

Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

      6.7 Buyout Provisions.

The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

      6.8 Payment for Option Shares.

The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except, in the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described herein. In the case of an NSO, the Committee may at any time accept payment in any form(s) described herein.

All or any part of the Exercise Price may be paid by any combination of the following: (a) surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes; (b) delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company, including those necessary for withholding taxes; (c) delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company, including proceeds necessary for withholding taxes; (d) delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents; or (e) by any other form that is consistent with applicable laws, regulations and rules.

      6.9 Special Rules for ISOs.

            (a) In the case of ISOs granted hereunder, the aggregate Fair Market Value (determined as of the date of the Awards thereof) of Common Shares with respect to which ISOs become exercisable by any Participant for the first time during any calendar year (under the Plan and all other plans maintained by the Company, Affiliates or Subsidiaries) shall not exceed $100,000.

            (b) In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an ISO shall not be less than 110% of the Fair Market Value of a Common Share on the day the Option is granted, and the term of an ISO shall be no more than five years from the date of grant.

            (c) If Common Shares acquired upon exercise of an ISO are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by a Participant prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of such shares to the Participant pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

            ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

      7.1 Initial Grants.

Each Outside Director who first becomes a member of the Board after the Effective Date shall receive a one-time grant of an NSO covering 20,000 Common Shares (subject to adjustment under Section 4.5). Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable immediately on the date of grant.

      7.2 Annual Grants.

Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2006 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 15,000 Common Shares (subject to adjustment under Section 4.5), except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant.

      7.3 Accelerated Exercisability.

All NSOs granted to an Outside Director under this Article 7 shall also become exercisable in full in the event of:

            (a) The termination of such Outside Director's service because of death, Disability or Retirement; or

            (b) A Change in Control with respect to the Company; provided, however, if the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      7.4 Exercise Price.

The  Exercise  Price under all NSOs  granted to an Outside  Director  under this
Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one or more of the forms described in Section 6.8.

      7.5 Term.

Notwithstanding other provisions of the Plan to the contrary, all NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of
(a) the 10th anniversary of the date of grant, (b) the date 24 months after the termination of such Outside Director's service for any reason other than death or Disability, (c) the date of termination of such Outside Director's service for Cause, or (d) the date 12 months after the termination of such Outside Director's service because of death.

      7.6 Affiliates of Outside Directors.

The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

                     ARTICLE 8. STOCK APPRECIATION RIGHTS.

      8.1 SAR Agreement.

Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

      8.2 Number of Shares.

Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with
Section 4.5 unless the Committee provides otherwise.

      8.3 Exercise Price.

Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value for a Common Share on the date of grant. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

      8.4 Exercisability and Term.

Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or Retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control. To the extent necessary to comply with Code
Section 409A, the SAR Agreement shall not include any features allowing a Participant to defer the recognition of income past the Exercise Date.

      8.5 Effect of Change in Control.

The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      8.6 Exercise of SARs.

Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

      8.7 Modification or Assumption of SARs.

Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

                         ARTICLE 9. RESTRICTED SHARES.

      9.1 Restricted Share Agreement.

Each  grant of  Restricted  Shares  under  the  Plan  shall  be  evidenced  by a
Restricted  Share  Agreement  between  the  recipient  and  the  Company.   Such
Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical. Restricted Shares may be granted alone or in addition to other Awards made under the Plan.

      9.2 Payment for Awards.

Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

      9.3 Vesting Conditions.

Each Award of Restricted Shares may or may not be subject to vesting conditions as the Committee determines, including achievement of one or more performance goals set forth in Section 11.3. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or Retirement or other events the Committee may specify. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company, excepts as provided in the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      9.4 Voting and Dividend Rights.

The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders unless the Participant's Agreement provides otherwise. A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

      9.5 Certificates.

Notwithstanding the limitations on issuance of Common Shares otherwise provided in the Plan, each Participant receiving an Award of Restricted Share shall be issued a certificate (or other representation of title, such as book entry registration) in respect of such Restricted Share. Such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the applicable period of restriction shall have lapsed and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a share power, endorsed in blank, relating to the Common Shares covered by such Award.

      9.6 Section 83(b) Election.

The Committee may prohibit a Participant from making an election under Section 83(b) of the Code. If the Committee has not prohibited such election, and if the Participant elects to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, and will provide the required withholding pursuant to Section 15.6, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

                            ARTICLE 10. STOCK UNITS.

      10.1 Stock Unit Agreement.

Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation. Stock Units may be granted alone or in addition to other Awards made under the Plan.

      10.2 Payment for Awards.

To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

      10.3 Vesting Conditions.

Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement, including achievement of one or more performance goals set forth in Section 11.3. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or Retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      10.4 Voting and Dividend Rights.

The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's sole discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both, as determined by the Committee. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

      10.5 Form and Time of Settlement of Stock Units.

Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution must occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 4.5.

             ARTICLE 11. OTHER AWARDS AND PERFORMANCE-BASED AWARDS.

      11.1 Performance Units.

The Committee shall have authority to grant Performance Units under the Plan at any time or from time to time. A Performance Unit consists of the right to receive Common Shares or cash, as provided in the particular Agreement, upon achievement of a performance goal or goals (as the case may be) under Section
11.3. The Committee shall have complete discretion to determine the number of Performance Units granted to each Participant and any applicable conditions. Each award of Performance Units shall be evidenced by and be subject to the terms of an Agreement. An award of Performance Units shall be earned in accordance with the Agreement over a specified period of performance. Unless expressly waived in the Agreement, an award of Performance Units must vest solely on the attainment of one or more performance goals set forth in Section
11.3 and in such case shall be subject to the terms and conditions set forth therein. Performance Units may be granted alone or in addition to other Awards made under the Plan.

      11.2 Other Awards.

The Committee shall have authority to grant Other Awards under the Plan at any time and from time to time. An Other Award is a grant not otherwise specifically provided for under the terms of the Plan that is valued in whole or in part by reference to, or is otherwise based upon or settled in, Common Shares. The grant of an Other Award shall be evidenced by an Agreement, setting forth the terms and conditions of the Award as the Committee, in its sole discretion within the terms of the Plan, deems desirable. Other Awards may be awarded alone or in addition to other Awards made under the Plan.

      11.3 Provisions Relating to Code Section 162(m).

Unless expressly waived (either with respect to an individual Participant or a class of individual Participants) in writing by the Committee, it is the intent of the Company that Awards made to persons who are (or may become) Covered Employees within the meaning of Section 162(m) of the Code shall constitute "qualified performance-based compensation" satisfying the relevant requirements of Code Section 162(m) and the guidance thereunder. Accordingly, the Plan shall be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), unless expressly waived as described above, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. In addition, the following provisions shall apply to the Plan or an Award to the extent necessary to obtain a tax deduction for the Company:

            (a) Awards subject to this Section must vest (or may be granted or vest) solely on the attainment of one or more objective performance goals unrelated to term of employment. Awards will also be subject to the general vesting provisions provided in the Agreement and this Plan.

            (b) Prior to completion of 25% of the period of performance or such earlier date as required under Section 162(m), the Committee must establish performance goals (in accordance with subsection (d) below) in writing (including but not limited to Committee minutes) for Covered Employees who will receive Awards that are intended as qualified performance-based compensation. The outcome of the goal must be substantially uncertain at the time the Committee actually established the goal.

            (c) The performance goal must state, in terms of an objective formula or standard, the method for computing the Award payable to the Participant if the goal is attained. The terms of the objective formula or standard must prevent any discretion being exercised by the Committee to later increase the amount payable that otherwise would be due upon attainment of the goal, but may allow discretion to decrease the amount payable.

            (d) The material terms of the performance goal must be disclosed to and subsequently approved in a separate vote by the stockholders before the payout is executed, unless they conform to one or any combination of the following goals/targets, each determined in accordance with generally accepted accounting principles or similar objective standards (and/or each as may appear in the annual report to stockholders, Form 10K or Form 10Q): revenue; earnings (including earnings before interest, taxes, depreciation and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; profit margins; earnings per share; return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction.

The foregoing criteria may relate to the Company, Affiliates, Subsidiaries, one or more of their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

            (e) A combination of the above performance goals may be used with a particular Agreement evidencing an Award.

            (f) The Committee in its sole discretion in setting the goals/targets in the time prescribed above may provide for the making of equitable adjustments (singularly or in combination) to the goals/targets in recognition of unusual or nonrecurring events for the following qualifying objective items: asset impairments under Statement of Financial Accounting Standards No. 121, as amended or superseded; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; any extraordinary, unusual-in-nature, infrequent-in-occurrence, or other nonrecurring items (not otherwise listed) as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual-in-nature, infrequent-in-occurrence, or other nonrecurring items (not otherwise listed) in management's discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes, each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133, as amended or superseded; and compensation charges related to FAS 123 (Revised) or its successor provision.

            (g) The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular period of performance becomes available, certify the extent to which performance goals have been achieved with respect to any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee may, in its discretion, reduce or eliminate the amount of any Award payable to any Participant, based on such factors as the Committee may deem relevant.

            (h)   Limitation on Performance-Based Awards.

                  (i) If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, but not towards the total number of shares reserved and available under the Plan pursuant to Sections 4.1 and 4.4.

                  (ii) During any fiscal year, the maximum number of Common Shares for which Options and SARs may be granted to any Covered Employee shall not exceed 100,000 shares.

                  (iii) During any fiscal year,  the maximum  payment  hereunder for performance-based compensation purposes under Code Section 162(m) to any Covered Employee shall not exceed $500,000.

                  In the case of an  outstanding  Award  intended to qualify for the performance-based compensation exception under Section 162(m), the Committee shall not, without approval of a majority of the shareholders of the Company, amend the Plan or the Award in a manner that would adversely affect the Award's continued qualification for the performance-based exception.

                 ARTICLE 12. LIMITATION ON PARACHUTE PAYMENTS.

      12.1 Scope of Limitation.

This Article 12 shall apply to an Award only if:

            (a) The independent auditors most recently selected by the Board (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article than it was before the application of this Article; or

            (b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article (regardless of the after-tax value of such Award to the Participant).

If this Article applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

      12.2 Basic Rule.

In the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

      12.3 Reduction of Payments.

If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article, present value shall be determined in accordance with
Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

      12.4 Overpayments and Underpayments.

As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

      12.5 Related Corporations.

For purposes of this Article, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                           ARTICLE 13. MISCELLANEOUS.

      13.1 Death of Participant.

Any Awards that become payable after a Participant's death shall be distributed to the Participant's beneficiary or beneficiaries. Each recipient of an Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant's death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Awards that becomes payable after the recipient's death shall be distributed to the recipient's surviving spouse, and if there is no surviving spouse, to the Participant's estate.

      13.2 Awards Under Other Plans.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 4.

      13.3 Non-Transferability.

Except as otherwise provided in an Award Agreement or domestic relations order, an Award is not transferable other than as a result of a Participant's death and shall be exercisable during the Participant's lifetime only by the Participant.

      13.4 Payment of Director's Fees in Securities.

No provision of this Section shall be effective unless and until the Board has determined to implement such provision.

An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 13 shall be filed with the Company on the prescribed form.

The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

      13.5 Fractional Shares.

No fractional Common Shares will be issued or delivered under the Plan. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares or whether fractional shares will forfeited or eliminated.

      13.6 Retention Rights.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

      13.7 Stockholders' Rights.

Other than those otherwise provided by the Plan or in an Agreement, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

      13.8 Regulatory Requirements.

Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

      13.9 Withholding Taxes.

To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied, and the failure of a Participant to satisfy such requirements with respect to an Award shall cause such Award to be forfeited

The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

      13.10 Term of the Plan.

The Plan, as set forth herein, is effective on May 31, 2006, and Awards may be made under the Plan until the expiration of ten (10) years from such date; provided, however, that no Awards shall be made hereunder until the shareholders of the Company approve the Plan; provided, further, that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 4 which was approved by the Company's stockholders.

      13.11 Modification, Extension and Renewal of Awards.

      Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the cancellation of outstanding Awards (to the extent not previously exercised) to make new Awards in substitution therefore, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3 of the Exchange Act. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award previously made.

Any modification, extension or renewal hereunder to any Award that is considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Code Section 409A. Any modification, extension or renewal hereunder to any Award that is not considered "deferred compensation" within the meaning of Code Section 409A shall be made in a manner to ensure that after such action, the Grant either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

      13.12 No Fund Created.

Any and all payments hereunder to recipients of Awards hereunder shall be made from the general funds of the Company, and no special or separate fund shall be established or other segregation of assets made to assure such payments; provided that bookkeeping reserves may be established in connection with the satisfaction of payment obligations hereunder. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future, and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company.

      13.13 Code Section 409A Savings Clause.

            (a) It is the intention of the Company that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided below, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly.

            (b) The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Common Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Agreement and shall comply in all respects with Section 409A of the Code.

            (c) Following a Change in Control, no action shall be taken under the Plan that will cause any Award that the Committee has previously determined is subject to Section 409A of the Code to fail to comply in any respect with
Section 409A of the Code without the written consent of the Participant.

      13.14 Amendment or Termination.

The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

      13.15 Severability.

In the event any provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced, to the extent possible, as if the illegal or invalid provisions had not been included herein.

      13.16 Captions.

The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights and shall not be used in construing the terms of the Plan.